Exhibit 32.2

 CERTIFICATION PURSUANT TO
 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

 In connection with this Quarterly Report on Form 10-QSB of Dial Thru International Corporation (the "Company") for the fiscal quarter ended July 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (this "Report"), I, Allen Sciarillo, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. S 1350, that to my knowledge:

      (1) This Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 Date: September 14, 2005           /s/ ALLEN SCIARILLO
                                    ___________________
                                    Allen Sciarillo
                                    Chief Financial Officer